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                                                                 EXHIBIT 10.34


                                 ALLWASTE, INC.

                       INTERIM DEFERRED COMPENSATION PLAN

1.       PURPOSE.

         (a) This Allwaste, Inc. Interim Deferred Compensation Plan (the "Plan") is intended to provide an incentive to members of the Company's Management Council for individual and Company performance and to allow deferral of certain bonus amounts by members of the Company's Management Council, which is a select group of management or highly compensated employees, pursuant to the Allwaste, Inc. Interim Management Bonus Plan for fiscal 1996.

         (b) This Plan is intended to qualify for exemptions under Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") provided for unfunded plans that are maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees.

2.       DEFINITIONS.

         As used in the Plan, the following definitions apply to the terms indicated below:

         (a) "Administrative Committee" shall mean the committee appointed by the Board of Directors of the Company designated to administer the Plan as provided in Section 8 below.

         (b) "Board of Directors" shall mean the Board of Directors of Allwaste, Inc.

         (c) "Bonus" shall mean the award payable with respect to fiscal 1996 under the Company's Interim Management Bonus Plan.

         (d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         (e) "Common Stock" shall mean the Company's common stock, $0.01 par value per share.

         (f) "Company" shall mean Allwaste, Inc., a Delaware corporation, and each of its subsidiaries and successors.

         (g) "Deferred Award" shall mean the deferral of a Participant's entire Bonus.

         (h) "Deferred Portion" shall mean 50% of the amount of a Participant's Bonus that exceeded $5,000.


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         (i)      "Exchange Act" shall mean the Securities and Exchange Act of
1934, as amended from time to time.

         (j) "Management Council" shall mean the Company's 18 member management council (which includes all of the executive officers of the Company).

         (k) "Participant" shall mean a member of the Company's Management Council as set forth on Schedule 1 hereto.

         (l) "Plan" shall mean this Allwaste, Inc. Interim Deferred Compensation Plan.

         (m) "Restricted Stock" shall mean a share of Common Stock that is granted pursuant to the terms of Section 3 hereof.

3.       DEFERRED BONUS.

         A Participant may elect in writing on a form provided by the Company or Administrative Committee to defer receipt of all or a portion of such Participant's Bonus prior to the date the Participant's Bonus is payable and ascertainable under the terms of the Allwaste, Inc. Interim Management Bonus Plan. Specifically, a Participant may choose one of the following three options:

         (a) Elect not to participate in this Plan, which will result in the Deferred Portion being paid in cash to the Participant in November 1997; or

         (b) Elect to defer the Deferred Portion until January 1, 1998 and receive shares of Restricted Stock in lieu of cash, such number of shares being equal to the amount of the Deferred Portion, divided by the closing price of the Common Stock on the date of approval of this Plan, plus 10%; or

         (c) Elect to defer the Deferred Award until January 1, 1998 and receive shares of Restricted Stock in lieu of cash, such number of shares being equal to the amount of the Deferred Award, divided by the closing price of the Common Stock on the date of approval of this Plan, plus 20%.

         Once an election is made under this Section 3, such election shall be irrevocable. The Board of Directors or the Administrative Committee shall notify a Participant of his or her right to participate in this Plan.




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4.       RESTRICTED STOCK.

         (a)     Vesting.  Upon the election by a Participant pursuant to
Section 3(b) or 3(c) above, the Company shall grant to the Participant shares of Restricted Stock, which such grant shall be evidenced by an agreement in substantially the form attached hereto as Exhibit A. Each grant of Restricted Stock shall vest in full on January 1, 1998.

         (b) Restrictions on Transfer Prior to Vesting. Except for transfers resulting by operation of the laws of descent and distribution, prior to the vesting of a share of Restricted Stock, no transfer of a Participant's rights with respect to such share, whether voluntary or involuntary, by operation of law or otherwise, shall vest the transferee with any interest or right in or with respect to such share, but immediately upon any attempt to transfer such rights, such share and all of the rights related thereto, shall be forfeited by the Participant and the transfer shall be of no force or effect.

         (c) Issuance of Certificates. Reasonably promptly after the election by the Participant under Section 3 with respect to shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such shares were granted, evidencing such shares; provided, that the Company shall not cause to be issued such a stock certificate unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

         The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture and restrictions against transfer) contained in the Allwaste, Inc. Interim Deferred Compensation Plan and an agreement entered into between the registered owner of such shares and Allwaste, Inc. A copy of the Plan and the agreement are on file in the office of the secretary of Allwaste, Inc., 5151 San Felipe, Suite 1600, Houston, Texas 77056.

Such legend shall not be removed from the certificate evidencing such shares until such shares vest pursuant to the terms hereof. Each certificate issued pursuant to this Section, together with the stock powers relating to the shares of Restricted Stock evidenced by such certificate, shall be held by the Company. The Company shall issue to the Participant a receipt evidencing the certificates held by it which are registered in the name of the Participant.

         (d) Consequences on Vesting. On the vesting of a share of Restricted Stock pursuant to the terms hereof, the restrictions of Section 4(a) shall cease to apply to such share. Reasonably promptly after a share of Restricted Stock vests pursuant to the terms hereof, the Company shall cause to be issued and delivered to the Participant to whom such shares were granted a certificate evidencing such shares, free of the legend set forth in Section 4(c) hereof, together with any other



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property of the Participant held by the Company pursuant to Section 4(c)
hereof; provided, however, that such delivery shall be effective for all purposes when the Company shall have deposited such certificate and other property in the United States mail, addressed to the Participant.

         (e) Effect of Voluntary Termination or Termination of Employment For Cause. In the event of a Participant's voluntary termination of employment or termination of employment for cause, as determined by the Company or Administrative Committee in its sole discretion, by the Company, all shares of Restricted Stock granted to such Participant that have not vested as of the date of such termination shall immediately be forfeited.

         (f) Effect of Involuntary Termination of Employment Without Cause or Change in Control of the Company. In the event of the involuntary termination of a Participant's employment by the Company without cause or a Change in Control of the Company, all restrictions relating to the shares of Restricted Stock granted to such Participant shall lapse as of the date of termination. For these purposes, death and disability, as determined by the Company or the Administrative Committee in its sole discretion, will each be considered an event of involuntary termination of employment without cause. For the purposes of this Plan, Change in Control shall mean:

                 (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (1) the then outstanding shares of Common Stock of the Company (the "Outstanding Company Common Stock") or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege), (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan(s) (or related trust(s)) sponsored or maintained by the Company or any corporation controlled by the Company, or (iv) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, immediately following such reorganization, merger or consolidation, the conditions described in clauses (1), (2) and (3) of subsection (c) below are satisfied; or

                 (b) Individuals who, as of the date hereof, constitute the entire Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors of the Company; provided however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at



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         least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either (1) an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act), or an actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors of the Company or
         (2) a plan or agreement to replace a majority of the members of the Board of Directors of the Company then comprising the Incumbent Board; or

                 (c) Approval by the stockholders of the Company of a reorganization, merger or consolidation, in each case unless, immediately following such reorganization, merger or consolidation,
         (1) more than 60% of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation (including, without limitation, a corporation which as a result of such transaction owns the Company through one or more subsidiaries) and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (excluding the Company, any employee benefit plan(s) (or related trusts)) of the Company and/or its subsidiaries or any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 30% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be, beneficially owns, directly or indirectly, 30% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (3) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

                 (d) Approval by the stockholders of the Company of (1) a complete liquidation or dissolution of the Company or (2) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which immediately following such sale or other disposition, (A) more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined


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         voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company and/or its subsidiaries or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 30% or more of the Outstanding Company Stock or Outstanding Company Voting Securities, as the case may be, beneficially owns, directly or indirectly, 30% or more of, respectively, the then outstanding shares of common stock of such corporation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (C) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.

         (g) Company Liability and Participant Rights. The liabilities of the Company and the rights of the Participants under this Plan shall be those of a debtor and creditor, respectively, and no obligations shall be deemed to be secured by any pledge or other encumbrances on any property of the Company. The Company's obligations under this Plan with respect to each Participant shall constitute a liability of the Company to the Participant. Nothing herein shall be deemed to create a trust of any kind between the Company and a Participant or other person and no special fund will be established or any other segregation of assets will be made to assure the Company's obligations. No Participant or any other person shall have any interest in any particular asset of the Company.

5.       ADJUSTMENT ON CHANGES IN COMMON STOCK.

         (a) Outstanding Restricted Stock. Unless the Board of Directors in its absolute discretion otherwise determines, if a Participant receives any securities or other property (including dividends paid in cash), with respect to a share of Restricted Stock that has not vested as of the date of such event, as a result of any dividend, stock split, recapitalization, merger, consolidation, combination, exchange of shares or otherwise, such securities or other property will not vest until such share of Restricted Stock vests and shall be held by the Company pursuant to Section 4(c) hereof.

         The Board of Directors may, in its absolute discretion, adjust any grant of shares of Restricted Stock to reflect any dividend, stock split, recapitalization, merger, consolidation,


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combination, exchange of shares or similar corporate change as the Board of
Directors may deem appropriate to prevent the enlargement or dilution of rights of participants under the grant.

         (b) No Other Rights. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Restricted Stock.

6.       RIGHTS AS A STOCKHOLDER.

         No person shall have any rights as a stockholder with respect to any shares of Common Stock covered by or relating to any grant of Restricted Stock granted pursuant to this Plan until the date of the issuance of a stock certificate with respect to such shares. Except as otherwise expressly provided in Section 5 hereof, no adjustment to any Restricted Stock shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

7.       SECURITIES MATTERS.

         The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933, as amended, of any shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Common Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Board of Directors may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Board of Directors, in its sole discretion, deems necessary or desirable.

8.       ADMINISTRATIVE COMMITTEE.

         (a) Appointment and Membership. The members of the Administrative Committee shall serve until resignation, death or removal by the Board of Directors. Any member of the Administrative Committee may resign at any time by mailing written notice of such resignation



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to the Board of Directors.  Any member of the Administrative Committee may be removed by the Board of Directors with or without cause. Vacancies in the Administrative Committee arising by resignation, death, removal or otherwise shall be filled by such persons as may be appointed by the Board of Directors.

         (b) Rights, Powers and Authority. The Administrative Committee shall be responsible for the general supervision of the administration of the Plan according to the terms and provisions of the Plan and shall have all powers necessary to accomplish such purposes, including but not limited to, the right, power, authority and discretion:

                 (1) To adopt rules and regulations for the administration of the Plan;

                 (2) To construe and interpret all terms, provisions, conditions and limitations of the Plan;

                 (3) To select the employees to participate in the Plan unless such power of selection is vested elsewhere by the Company;

                 (4) To determine all matters relating to the administration of the Plan (including the promulgation of forms and procedures to Participants with respect to the payment of benefits, filing claims for benefits under this Plan and adequate written notices of any denial of such claims and an opportunity for a review of any such denial); and

                 (5) To maintain the Plan in compliance with applicable legal requirements.

The Administrative Committee may delegate any of its powers or responsibilities to any one or more of its members.

         (c) Procedures. The Administrative Committee shall establish appropriate procedures to conduct its operations and to carry out its rights and duties under the Plan. These procedures shall cover meetings, quorums and voting.

         (d) Compensation and Expenses. The members of the Administrative Committee shall serve without compensation for their services, but all expenses of the Administrative Committee and all other expenses incurred in administering the Plan shall be paid by the Company.

         (e) Indemnification. The Company shall indemnify the members of the Administrative Committee against the reasonable expenses, including attorneys' fees, actually and necessarily incurred by them in connection with the defense of any action, suit or proceeding, or in connection with any appeal thereto, to which they or any of them may be a party by reason



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of any action taken or failure to act under or in connection with the Plan and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) and against all amounts paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Administrative Committee member is liable for fraud, deliberate dishonesty or willful misconduct in the performance of his or her duties; provided that within 60 days after the institution of any such action, suit or proceeding an Administrative Committee member has offered in writing to allow the Company, at its own expense, to handle and defend any such action, suit or proceeding.

9.       WITHHOLDING TAXES.

         Whenever shares of Common Stock are to be issued on the occurrence of the vesting with respect to shares of Restricted Stock, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy federal, state and local withholding tax requirements, if any, attributable to such occurrence prior to the delivery of any certificate or certificates for such shares. In lieu of remitting cash to the Company to satisfy these withholding obligations, the Participant may (i) request that the Company deliver the certificate representing such shares to the Participant's broker so that a portion of such shares may be sold to pay such taxes, or (ii) request that the Company redeem a portion of such shares for the payment of such tax obligations, which redemption will be made solely in the discretion of the Company. In the event that the Company elects not to redeem a portion of such shares, the participant must either remit cash to the Company or such tax requirements or remit sale proceeds from a portion of such shares as provided in subparagraph (i) in the foregoing sentence.

10.      AMENDMENT AND TERMINATION OF THE PLAN.

         The Board of Directors in its sole discretion may at any time suspend or terminate the Plan or revise or amend it in any respect whatsoever.

11.      TRANSFERS ON DEATH.

         On the death of a Participant, outstanding Restricted Stock grants made to such Participant under the Plan may be held only by the executors or administrators of the Participant's estate or by any person or persons who shall have acquired such right by will or by the laws of descent and distribution. No transfer by will or the laws of descent and distribution of any shares of Restricted Stock shall be effective to bind the Company unless the Board of Directors shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Board of Directors may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Restricted Stock award that are or would have been applicable to the Participant and to be



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bound by the acknowledgments made by the Participant in connection with the grant of the shares of Restricted Stock.

12.      EXPENSES AND RECEIPTS.

         The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Restricted Stock will be used for general corporate purposes.

13.      FAILURE TO COMPLY.

         In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant to comply with any of the terms and conditions of the Plan or the agreement executed by such Participant evidencing a Restricted Stock grant, unless such failure is remedied by such Participant within ten days after having been notified of such failure by the Board of Directors, shall be grounds for the cancellation and forfeiture of such award, in whole or in part as the Board of Directors, in its absolute discretion, may determine.

14.      EFFECTIVE DATE AND TERM OF PLAN.

         The Plan was adopted by the Board of Directors on October 25, 1996. The applicable provisions of the Plan shall remain in effect until the last grant of Restricted Stock made under the Plan vests in full unless otherwise amended pursuant to Section 10 of the Plan.

15.      PLAN DOES NOT AFFECT RIGHTS OF EMPLOYEE.

         Nothing contained in this Plan shall be deemed to give any Participant the right to be retained in the employment of the Company or to interfere with the rights of the Company to discharge any Participant at any time.



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16.      SETOFFS.

         To the fullest extent permitted by law, any amounts owed by a Participant to the Company may be deducted by the Company from the value of the shares of Restricted Stock issued to a Participant hereunder.

17.      APPLICABLE LAW.

         The terms and provisions of the Plan shall be construed in accordance with the laws of the State of Texas, except to the extent preempted by ERISA or other federal law.

18.      SUCCESSORS.

         The Plan shall be binding upon the Company and its successors and assigns, in accordance with its terms.

19.      ERISA CLAIMS PROCEDURES.

         Within 60 days after a Participant retires or benefits otherwise become payable under this Plan, the Administrative Committee shall give notice in writing to the Participant, stating the amount of the Plan benefit (if any) to which the person is entitled. If such person disagrees with the Administrative Committee's determination, such person shall file with the Administrative Committee, in writing and sent by registered or certified mail, a claim for Plan benefits. If no claim is received by the Administrative Committee within 60 days after such person receives notification of his or her entitlement (if any) to a Plan benefit from the Administrative Committee, no such claim shall be permitted and the Administrative Committee's determination shall be final. In the event such a claim is filed, the Administrative Committee shall exercise its best efforts to act upon such claim within 60 days after its receipt. If such claim is denied, in all or in part, the Administrative Committee shall give notice in writing, by mail, of such denial to the claimant, setting forth (i) the specific reasons for such denial; (ii) specific reference to pertinent Plan provisions on which the denial is based;
(iii) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and (iv) advice to the effect that the claimant may request a full review of such claim by filing with the Administrative Committee, within 60 days after receipt by the claimant of the Administrative Committee's initial denial of the claim, a request for such review. In the event such request is submitted, the Administrative Committee shall review the claim within 60 days and the claimant shall be given written notice of the result of such review. Such notice shall include specific reasons for the decision.

                                        ALLWASTE, INC.


                                        By:  /s/ Robert M. Chiste
                                           -------------------------------
                                             Robert M. Chiste
                                             President and CEO



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